Business Combinations (Details 3) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Summary of unaudited consolidated pro forma results of operations
Revenues	$ 15,136.2	$ 14,026.4
Income from continuing operations	264.2	221.9
Net income	$ 260.5	$ 214.8
Income from continuing operations per diluted common share (in dollars per share)	$ 2.92	$ 2.46
Net income per diluted common share (in dollars per share)	$ 2.88	$ 2.38